UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 13, 2005

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                           Ecoloclean Industries, Inc.
             (Exact name of registrant as specified in its charter)

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             Nevada                    0-33481                   65-106012
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

2242 South Highway 83, Crystal City, TX                              78839
(Address of principal executive offices)                          (Zip Code)

       (Registrant's telephone number, including area code) (830) 374-9100

                                 Not Applicable
          (Former name or former address, if changed since last report)

                               -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                           ECOLOCLEAN INDUSTRIES, INC.
                                   FORM 8-K/A
                                  MAY 31, 2005
                                      INDEX

                                                                            Page
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SECTION 2      FINANCIAL INFORMATION                                          3

Item 2.01      Completion of Acquisition or Disposition of Assets             3

SECTION 9      FINANCIAL STATEMENTS AND EXHIBITS                              3

Item 9.01      Financial Statements and Exhibits                              3

SIGNATURES                                                                    4

INDEX OF EXHIBITS                                                             5




















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



SECTION 2 -FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Aquatronics Industries, Inc.

We acquired Aquatronics Industries, Inc., a Rhode Island corporation, on September 13, 2005, and reported the transaction in our original Form 8-K dated September 15, 2005, which was filed electronically on September 19, 2005, with the Securities and Exchange Commission. Pursuant to applicable laws, we are hereby filing this amendment to supplement our original Form 8-K to provide the required financial statements. See Section 9 - Financial Statements and Exhibits below.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

The following financial statements are included herein under Item 9.01(a):

-        Report of Independent Registered Public Accounting Firm            FS-1
-        Balance Sheets at May 31, 2005 and July 31, 2005                   FS-2
-        Statements of Operations for the Year Ended May 31, 2005 and
         the Two Months Ended July 31, 2005                                 FS-3
-        Statements of Stockholders' (Deficit) for the Year Ended May 31,
         2005 and the Two Months Ended July 31, 2005                        FS-4
-        Statements of Cash Flows for the Year Ended May 31, 2005 and the
         Two Months Ended July 31, 2005                                     FS-5
-        Notes to Financial Statements                                      FS-6

(b)      Pro Forma Financial Information

The following pro forma financial information is included herein under Item 9.01(b):

-        Selected Unaudited Pro Forma Consolidated Financial Data for
         Financial Statements                                               PF-1
-        Unaudited Pro Forma Consolidated Balance Sheets at December 31,
         2004 and May 31, 2005                                              PF-2
-        Unaudited Pro Forma Consolidated Statements of Operations for the
         Year Ended December 31, 2004 and the Year Ended May 31, 2005       PF-3
-        Notes to Unaudited Pro Forma Consolidated Financial Statements     PF-4

(c)      Exhibits

See Exhibit Index.




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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     ECOLOCLEAN INDUSTRIES, INC.


                                                     By:    /s/ Royis Ward
                                                        ------------------------
                                                              Royis Ward,
                                                               President

Date: June 23, 2006


















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

                                INDEX OF EXHIBITS

Exhibit Number                     Description

   99.1 Financial Statements of Aquatronics Industries, Inc. for the Year Ended May 31, 2005 (Audited) and Two Months Ended July 31, 2005 (Unaudited).

   99.2 Unaudited Pro Forma Consolidated Financial Statements for Ecoloclean Industries, Inc. and Aquatronics Industries, Inc. for the Years Ended December 31, 2004 (Restated) and May 31, 2005, respectively.






















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